Loss per share	12 Months Ended
Mar. 31, 2026
Earnings per share [abstract]
Loss per share	Loss per share
The Company has stock options and share awards as potentially-dilutive shares. Diluted net loss per share excludes all potentially-dilutive shares if their effect is anti-dilutive. As a result of net losses incurred, all potentially-dilutive shares have been excluded from the calculation of diluted net loss per share because including them would be anti-dilutive; therefore, basic and diluted number of shares are the same for the fiscal years ended March 31, 2026 and 2025. All outstanding potentially dilutive shares could potentially dilute loss per share in the future.

	2026	2025

Issued and outstanding Common Shares	137,774,851	146,399,347
Weighted average number of Common Shares outstanding - basic and diluted	139,167,885	153,676,514

Net loss per share – basic and diluted	($1.04)	($4.34)
The issued and outstanding Common Shares as at March 31, 2026 are net of 2,098,958 Common Shares that have been purchased and are held in trust as described in note 19 (2025 - nil Common Shares).
The weighted average number of potentially dilutive shares that are not included in the diluted net loss per share calculations because they would be anti-dilutive was 17,312,990 stock options and share awards for the fiscal year ended March 31, 2026 (2025 - 15,755,632). This weighted average number includes all of the Company's issued and outstanding potentially dilutive shares notwithstanding exercise prices, as applicable.